UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 4, 2022
IRON MOUNTAIN INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)
(617) 535-4766
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols(s)	Name of Exchange on Which Registered
Common Stock, $.01 par value per share	IRM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

References in this Current Report on Form 8-K, or this Current Report, to “the Company,” “IMI,” “Iron Mountain,” “we,” “us” or “our” include Iron Mountain Incorporated, a Delaware corporation, and its consolidated subsidiaries, unless the context indicates otherwise.
Item 8.01. Other Events.
As a result of the realignment of our global managerial structure, we reassessed the composition of our reportable segments and note that (i) our Entertainment Services offerings are now managed as part of our Global Records and Information Management Business segment; (ii) certain commercial costs that were previously managed as part of Corporate and Other Business are now managed as part of our Global RIM Business segment; and (iii) our Asset Lifecycle Management services, which includes our legacy secure IT disposition business and our business acquired from ITRenew, are now managed as a separate operating segment that is included in Corporate and Other Business. Previously reported segment information has been restated.
Item 9.01. Financial Statements and Exhibits.
Attached as Exhibit 99.1 to this Current Report are restated versions of Items 1, 2, 7 and 15 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission on February 24, 2022, or our Original Annual Report, which reflect only the changes associated with the presentation of segment reporting discussed above. All other Items of our Original Annual Report remain unchanged.
Attached as Exhibit 99.2 to this Current Report are restated versions of Items 1 and 2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, as filed with the Securities and Exchange Commission on April 28, 2022, or our Original Quarterly Report, which reflect only the changes associated with the presentation of segment reporting discussed above. All other Items of our Original Quarterly Report remain unchanged.
This Current Report should be read in conjunction with the portions of our Original Annual Report and Original Quarterly Report that have not been updated herein.
Exhibits

EXHIBIT	ITEM
23.1	Consent of Deloitte & Touche LLP (Iron Mountain Incorporated, Delaware). (Filed herewith.)
99.1
Updates to our Original Annual Report for the year ended December 31, 2021 (Filed herewith.)
Part I. Item 1. Business
Part I. Item 2. Properties
Part II. Item 7. Management Discussion and Analysis of Financial Condition and Results of Operations
Part IV. Item 15. Exhibits and Financial Statement Schedules

99.2
Updates to our Original Quarterly Report for the quarter ended March 31, 2022 (Filed herewith.)
Part I. Item 1. Unaudited Condensed Consolidated Financial Statements
Part I. Item 2. Management Discussion and Analysis of Financial Conditional and Results of Operations

101
The following materials from Iron Mountain Incorporated’s Current Report on Form 8-K dated August 4, 2022 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Comprehensive Income (Loss), (iv) Consolidated Statements of Equity, (v) Consolidated Statements of Cash Flows and (vi) Notes to Consolidated Financial Statements, tagged as blocks of text and in detail. (Filed herewith.)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Barry Hytinen
Name:	Barry Hytinen
Title:	Executive Vice President and Chief Financial Officer

Date: August 4, 2022